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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   December 6, 2004
                                                 ------------------------------



                            NOBLE INTERNATIONAL, LTD.
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             (Exact name of registrant as specified in its charter)


         Delaware                   001-13581                 38-3139487
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(State or other jurisdiction    (Commission File             (IRS Employer
     of incorporation)                Number)              Identification No.)




                     28213 Van Dyke Avenue, Warren, MI 48093
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (586) 751-5600
                                                          ----------------





         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.    (information furnished in this Item 1.01 is furnished under Item
              12).

              Noble International, Ltd (the "Company") and holders of its 2004 4% Convertible Subordinated Notes ("Notes") executed an amendment to the Notes on November 15, 2004 ("Amendment") which supersedes the amendment executed in October ("October Amendment") filed as an exhibit to the Company's Report on Form 10Q for the quarter ended September 30, 2004. The Amendment incorporates changes that eliminates the embedded derivative liability associated with the Notes. As a result of eliminating the embedded derivative liability, the Company will no longer be required to value the derivative on a quarterly basis after November 15, 2004. Any change in the value of the derivative liability as of November 15, 2004 will be reflected in the Company's results for the period ending December 31, 2004. The value of the derivative will be netted against the balance of the debt discount as of November 15, 2004. Any remaining debt discount will continue to be amortized over the remaining term of the Notes.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits.  The following exhibit is being furnished herewith:

                  99.      Amendment to Convertible Subordinated Notes


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NOBLE INTERNATIONAL, LTD.,
                                           a Delaware corporation
                                           (Registrant)


Date: December 6, 2004
                                           By:  /s/ Michael C. Azar
                                              ------------------------------
                                              Michael C. Azar
                                              Secretary and General Counsel





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           Exhibits.  The following exhibit is being furnished herewith:

99.      Amendment Convertible Subordinated Notes









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